Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of AmericasBank Corp. (the “Company”) each certifies that the Annual Report on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark H. Anders
Mark H. Anders
Chairman, President and Chief Executive Officer
March 25, 2004

/s/ A. Gary Rever
A. Gary Rever
Executive Vice President and Chief Financial Officer
March 25, 2004

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.